Oppenheimer Bond Fund

Supplement dated August 7, 2001 to the

Prospectus dated April 24, 2001

The Prospectus is changed as follows: 1. The supplement dated April 24, 2001 is withdrawn. 2. The date of the Prospectus is changed to April 25, 2001. 3. The paragraph captioned "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 17 is revised by deleting the first four sentences of that section and replacing them with the following sentence:

If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.

4. The first and second sentences of the section captioned “Class A Contingent Deferred Sales Charge” on page 20 are deleted and replaced with the following:

There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001. (After March 1, 2001, retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.) The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

5. The following sentence in the section captioned “Class A Contingent Deferred Sales Charge” on page 20 is deleted:

That concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

6. The following is added after the section captioned "Can You Reduce Class A Sales Charges?" on page 20:

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. There is no contingent deferred sales charge upon the redemption of such shares. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale. That concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

7. The first paragraph of the section captioned "How Can You Buy Class N Shares?" on page 22 is deleted and replaced with the following:

Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See “Availability of Class N shares” in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

8. The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares” on page 23:

That sales concession on the sale of Class N shares will not be paid on (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and (iii) on purchases of Class N shares by an OppenheimerFunds – sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

9. The third sentence of the section captioned “OPPENHEIMERFUNDS INTERNET WEB SITE” on page 25 is deleted and replaced with the following:

To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that web site.

August 7, 2001 PS0285.018

Oppenheimer Bond Fund

Supplement dated August 7, 2001 to the

Statement of Additional Information dated April 25, 2001

1. The following is added after the section captioned “Classes of Shares Class B Conversion” on page 57.

|X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o to all rollover IRAs, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers,

o to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,

o to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

2. Appendix C to the Statement of Additional Information is changed as follows:

A. The definition of “Group Retirement Plans” set forth in footnote 4 under “OppenheimerFunds Special Sales Charge Arrangements and Waivers” in Appendix C is revised to read as follows:

The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

B. The sixth bullet point under the section captioned “III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds – A. Waivers for Redemptions in Certain Cases” is deleted and replaced with the following:

Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

August 7, 2001 PX0285.009